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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: February 20, 2004


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

              TEXAS                                     74-1611874
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

     15835 Park Ten Place Drive                           77084
          Houston, Texas                               (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
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ITEM 7. EXHIBITS

EXHIBIT 99.1               CONTRACT STATUS SUMMARY AT FEBRUARY 20, 2004



ITEM 9.    REGULATION FD DISCLOSURE

     The ATWOOD SOUTHERN CROSS, which had been idle offshore India since early January, 2004, is currently being mobilized to its next contract location offshore Malaysia. The Company has a commitment from Murphy Sarawak Oil Company, Ltd. ("Murphy") to use the rig for a drilling program which includes two firm wells plus four option wells. Drilling of the two firm wells is expected to take 45 to 60 days to complete and if all option wells are drilled, the drilling program could extend for around 150 to 180 days. The commitment provides for a dayrate of $35,000 for the two firm wells and a dayrate of $40,000 for all option wells drilled. Murphy is committed to incur the cost of the tow vessel transporting the rig to Malaysia, plus will pay the Company a $675,000 mobilization fee. The rig is expected to arrive in Malaysia around March 10, 2004. The drilling contract with Murphy should be formalized by the end of February 2004.

     The ATWOOD EAGLE has completed its mobilization to Australia and has executed drilling contracts with BHP Billiton Petroleum Pty Ltd. and Apache Energy Limited. The rig should commence the drilling program, which includes three firm wells plus four option wells, around the end of February 2004. Drilling of the three firm wells is expected to take three to four months to complete.

     The ATWOOD FALCON has commenced drilling the last well under its contract with Japan Energy Development Co. Ltd. ("JED"). This will is expected to take 60 to 80 days to complete. Immediately upon completing the JED contract, the rig will be moved to China to drill one well for Husky Oil China Ltd.

     Additional information with respect to the Company's Contract Status Summary at February 20, 2004 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ATWOOD OCEANICS, INC.
                                               (Registrant)



                                               /s/ James M. Holland
                                               James M. Holland
                                               Senior Vice President

                                               DATE: February 20, 2004



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                                  EXHIBIT INDEX


EXHIBIT NO.                      DESCRIPTION

99.1           Contract Status Summary at February 20, 2004



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                                                            EXHIBIT 99.1
                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                        AT FEBRUARY 20, 2004



      NAME OF RIG             LOCATION               CUSTOMER                               CONTRACT STATUS
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             JAPAN              JAPAN ENERGY DEVELOPMENT   The rig has commenced drilling the last well under its
                                             CO. LTD. ("JED")           drilling program for JED.  The drilling program is
                                                                        estimated to take around 60 to 80 days to complete.
                                                                        Immediately upon completing the JED contract, the rig
                                                                        will be moved to China to drill one well for Husky Oil
                                                                        China Ltd.  Additional work is currently being pursued
                                                                        in Southeast Asia to follow the Husky well.



ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells are expected to take
                                                                        around 400 days to complete, and if all the option
                                                                        wells are drilled, the contract could extend for
                                                                        approximately 550 days.



ATWOOD   EAGLE            AUSTRALIA          BHP BILLITON PETROLEUM     The rig has completed its mobilization to Australia
                                             PTY. LTD. ("BHP") AND      and is preparing to commence the drilling program for
                                             APACHE ENERGY  LIMITED     BHP and Apache, which includes three firm wells plus
                                             ("APACHE")                 options to drill an additional four wells.  Drilling
                                                                        of the three firm wells is expected to take three to
                                                                        four months to complete.



SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   The rig's current contract terminates in December
                                             PRODUCTION MALAYSIA        2004, with an option for the operator to extend.
                                             INC.  ("EMEPMI")           EMEPMI has the right to terminate the contract after
                                                                        the completion of the first six months of the
                                                                        extension period (which commences in December 2003)
                                                                        with 120 days written notice.

ATWOOD SOUTHERN CROSS     MOBILIZING TO      MURPHY SARAWAK OIL         The rig is currently being mobilized to Malaysia, with
                          MALAYSIA           COMPANY, LTD. ("MURPHY")   anticipated arrival around March 10, 2004.  The
                                                                        Company has a commitment from Murphy to drill two firm
                                                                        wells plus options to drill an additional four wells.
                                                                        Drilling of the two firm wells is expected to take 45
                                                                        to 60 days to complete and if all option wells are
                                                                        drilled, the drilling program could extend from around
                                                                        150 to 180 days.  A drilling contract with Murphy
                                                                        should be formalized before the end of February 2004.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK, once an acceptable contract opportunity is
                                                                        secured.  The rig is currently coldstacked.


CANTILEVER JACK-UPS -
----------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    In October 2002, the rig commenced a two-year drilling
                                            PRODUCTION MALAYSIA INC.    program (with an option by EMEPMI for one additional
                                            ("EMEPMI")                  year), with EMEPMI having the right to terminate the
                                                                        drilling program after one year.  The estimated
                                                                        completion date of the current platform is around May
                                                                        15, 2004.



ATWOOD BEACON             MALAYSIA          PETRONAS CARIGALI SDN.      In early August 2003, the rig commenced working under
                                            BHD. ("PETRONAS")           a contract with Murphy Sarawak Oil Company, Ltd.
                                                                        ("Murphy")  which provided for the drilling of three
                                                                        firm wells plus options to drill five additional wells
                                                                        off the coast of Malaysia.  Murphy exercised its
                                                                        option to extend the contract for the additional five
                                                                        wells and then assigned four of the option wells to
                                                                        Petronas.  Petronas has awarded the rig four more firm
                                                                        wells for a current total of eight wells to be
                                                                        drilled. Petronas is presently drilling its fourth
                                                                        well.  The drilling program is expected to take until
                                                                        May/June 2004 to complete.  Contract opportunities for
                                                                        additional work following completion of the Petronas
                                                                        contract are being pursued in Malaysia as well as
                                                                        other areas outside of Malaysia.

SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES      UNION OIL COMPANY OF       The rig is currently drilling the fourth of its five
                          GULF OF MEXICO     CALIFORNIA ("UNOCAL")      well  contract with UNOCAL.  The contract should be
                                                                        completed by the end of March 2004.  Contract
                                                                        opportunities for additional work following completion
                                                                        of the UNOCAL contract are being pursued in the United
                                                                        States Gulf of Mexico.

MODULAR PLATFORMS -
-------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.


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